November 5, 2009 2 0 0 9 B A N C A N A L Y S T S A S S O C I A T I O N O F B O S T O N C O N F E R E N C E Charlie Scharf, Chief Executive Officer, Retail Financial Services Exhibit 99.1

2009 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

JPMORGAN CHASE & CO.

Agenda Page 1 Financial Performance 1 Credit Update 3 Foreclosure/REO 10 WaMu / Branch Banking Update 21

Strong and consistent performance in Retail Banking
Some initial signs of stability in consumer delinquency trends, but we are not certain if this trend will continue
Prime and subprime mortgage late stage delinquencies impacted by foreclosure moratorium, extended REO timelines and trial modifications
Additions to loan loss reserve of $730mm, $1,197mm, and $1,438mm for 3Q08, 2Q09 and
3Q09, respectively
3Q08 2Q09 3Q09
Retail Banking $723 $970 $1,043
Mortgage Banking (32) 213 280
Auto & Student Loans 93 22 132
Home Lending Portfolio (720) (1,190) (1,448)
Consumer Lending ($659) ($955) ($1,036)
Retail Financial Services $64 $15 $7
Retail Financial Services — results
2
Net income/(loss) ($ in millions)

2009 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

JPMORGAN CHASE & CO.

Agenda Page 3 Credit Update 3 Financial Performance 1 Foreclosure/REO 10 WaMu / Branch Banking Update 21

Portfolio Total Loans
Non Credit-
Impaired
Credit-
Impaired
Home Equity
        $139.2         $104.8          $34.4
Option ARM           47.4            8.9           38.5
Prime Mortgage           82.6                       22.7
Subprime Mortgage           22.6           13.3             9.3
Total Home Lending Portfolio   $291.8 $186.9 $104.9
    Fair Value Mark  $21.7 NA $21.7
    Fair Value Mark % of Loans NA NA 21%
Home Lending Carrying Value $270.1 $186.9 $83.2
Auto 44.3 44.3 NA
Student and Other 14.9 14.9 NA
Total Consumer Lending Portfolio $329.3 $246.1 $83.2
    Loan Loss Reserve  $12.3 $11.2 $1.1
    LLR as % of Loans NA 4.6% NA
36% of total loans or $105B credit-impaired portfolio is marked
4.6% reserve ratio on non-credit impaired portfolio
1 Credit-impaired represents UPB not book value; excludes prime mortgage loans and student loans classified as held-for-sale
2 Non credit-impaired excludes prime mortgage loans classified as held-for-sale
Consumer Lending portfolio
4
Outstandings as of 9/30/09 ($ in billions)

59.9
2

    Total non credit-impaired loans include Retail Banking and Consumer Lending loan balances
    Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction.  These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio.  An allowance for loan losses of $1.1 billion has been recorded for these loans as of September 30, 2009.  No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively
Retail Financial Services credit summary
5
($ in millions)
1
2
4Q08 1Q09 2Q09 3Q09
Net charge-offs $1,701 $2,176 $2,649 $2,550
Change in allowance 1,875 1,701 1,197 1,438
Provision for credit losses $3,576 $3,877 $3,846 $3,988
Non credit- impaired loan balances
1
$282,001 $280,313 $270,468 $265,109
Credit-impaired loan balances 88,813 87,572 85,406 83,202
Total loan balances    $370,814 $367,885 $355,874 $348,311
Allowance for loan losses $8,918 $10,619 $11,832 $13,286
Allowance for loan losses to ending
loans retained
2
3.19% 3.84% 4.41% 4.63%
Net charge-off rate

2.41% 3.16% 3.89% 3.81%

3Q08 4Q08 1Q09 2Q09 3Q09
Home Equity
Net charge-off ($mm) $663  $770  $1,098  $1,265  $1,142
Net charge-off rate 2.78% 2.67% 3.93% 4.61% 4.25%

Prime Mortgage
Net charge-off ($mm) $177  $195  $312  $481  $525
Net charge-off rate 1.79% 1.20% 1.95% 3.07% 3.45%

Subprime Mortgage
Net charge-off ($mm) $273  $319  $364  $410  $422
Net charge-off rate 7.65% 8.08% 9.91% 11.50% 12.31%

Auto Loans
Net charge-off ($mm) $124 $207 $174 $146 $159
Net charge-off rate 1.12% 1.92% 1.66% 1.36% 1.46%
1  Average loans held-for-sale were excluded when calculating the net charge-off rate
Portfolio performance
Excluding credit-impaired loans

Key credit statistics
1

Some initial signs of stability in consumer
delinquency trends, but we are not certain if
this trend will continue
Prime and subprime mortgage later stage
delinquencies impacted by foreclosure
moratorium, extended REO timelines and
trial modifications
Note: 30+ day delinquencies prior to September 2008 are heritage Chase
Consumer credit—delinquency trends
Excluding credit-impaired loans
1.25%
2.00%
2.75%
3.50%
4.25%
5.00%
5.75%
6.50%
Mar-08 May-08 Aug-08 Nov-08 Mar-09 Jun-09 Sep-09
30+ day delinquencies 30-89 day delinquencies
1-29 day delinquencies
1%
3%
5%
7%
9%
11%
13%
Mar-08 May-08 Aug-08 Nov-08 Mar-09 Jun-09 Sep-09
30+ day delinquencies 30-89 day delinquencies
1-29 day delinquencies
5%
10%
15%
20%
25%
30%
35%
Mar-08 May-08 Aug-08 Nov-08 Mar-09 Jun-09 Sep-09
30+ day delinquencies 30-89 day delinquencies
1-29 day delinquencies
7
Subprime Mortgage delinquency trend
Commentary
Prime Mortgage delinquency trend Home Equity delinquency trend

Mortgage write-down policy
Loans are written down to net realizable value no later than 180 days past due except for trial modifications where payments are being received
Subsequent write-downs are taken throughout the foreclosure process when updated values show additional depreciation in the collateral
Although foreclosure timelines have extended due to moratoriums and other factors
Initial write-down date is not delayed and takes into account timeline extensions and market factors
Additional write-downs have been taken as needed
The majority of nonaccrual Residential Mortgage and Home Equity loans are
180+ days past due and have been written down by more than 30%

Auto credit — prime and near prime policy actions
Ever 30 Days Past Due
@ 3 Months on Book²
Origination Balances ($ in billions)¹
Net Credit Loss
@ 12 Months on Book
Lowered
Exception
Limits
Reduced
Risk
Layering
Raised Score
Cut-off
Initiated HPA High Risk Market Policy
Reduced LTV and Extended Terms
Raised Score Cut-off
Lowered LTV
1 Prime/Near Prime Originations
2 Ever 30 Days Past Due @ 3 months on book represents the percentage of loans in a given vintage that ever went 30 days past due within 3 months of being originated
9
Vintage performance
$4.3
$4.7
$5.9
$4.4
$2.7
$2.0
$4.4
$4.0
$4.3
$4.2
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

2009 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

JPMORGAN CHASE & CO.

Agenda Page 10 Foreclosure/REO 10 Financial Performance 1 Credit Update 3 WaMu / Branch Banking Update 21

Total serviced portfolio — REO inventory units
0
5
10
15
20
25
30
35
40
45
50
55
Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
REO has declined
California declining more rapidly
September 2008: 20k units in California - 38% of inventory
September 2009: 7k units in California - 24% of inventory
California Florida Arizona Remaining U.S.

Units in 000’s

FORECLOSURE/REO

Avg. Days on Market
% Discount FMV to Contract Price

JPMORGAN CHASE & CO.

60
80
100
120
140
160
Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
0%
2%
4%
6%
8%
10%
12%
Total serviced portfolio — Average days on market, contract discount to fair market value
Faster sales and lower discounts
Days on Market % Discount FMV to Contract Price
Note: Fair market value (FMV) represents appraised value before original listing. Contract price represents negotiated sales price.

35%
40%
45%
50%
55%
60%
65%
Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
Total serviced portfolio REO loss severity
Total U.S. California Florida Arizona Remaining U.S.
Severities appear to be stabilizing in California and Arizona
Severity in Florida is high and trajectory is unclear – unlikely to improve in near term

Loss severity

130
135
140
145
150
155
160
165
170
175
180
Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09
REO trends – U.S.
Note: Total Serviced Portfolio. Contract price represents negotiated sales price.
Can be impacted by factors such as:
Seasonality
Mix of home types
Pricing strategies

Average contract price ($ in 000’s)

(3)%
0%
3%
6%
9%
12%
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
180
192
204
216
228
240
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
REO trends – California
0
1
2
3
4
5
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
50
70
90
110
130
150
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
Note: Total serviced portfolio. Fair market value (FMV) represents appraised value before original listing. Contract price represents negotiated sales price
15
Average contract price ($ in 000’s)
% discount FMV to contract price
Average days on market REO sales volume (units in 000’s)

0%
3%
6%
9%
12%
15%
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
80
94
108
122
136
150
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
REO trends – Florida
500
640
780
920
1,060
1,200
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
50
70
90
110
130
150
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
Continuing concerns
Continued growth in new foreclosures expected
More difficult to qualify for loss mitigation programs
16
Note: Total serviced portfolio. Fair market value (FMV) represents appraised value before original listing. Contract price represents negotiated sales price
Average contract price ($ in 000’s)
% discount FMV to contract price
REO sales volume
Average days on market

0%
3%
6%
9%
12%
15%
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
100
116
132
148
164
180
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
REO trends – Arizona
350
420
490
560
630
700
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
50
66
82
98
114
130
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
17
Note: Total serviced portfolio. Fair market value (FMV) represents appraised value before original listing. Contract price represents negotiated sales price
Average contract price ($ in 000’s) % discount FMV to contract price
Average days on market
REO sales volume

100
107
114
121
128
135
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
REO trends – Remaining US
2
3
4
5
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
50
70
90
110
130
150
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
4%
8%
12%
16%
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Jul-
09
Aug-
09
Sep-
09
18
Note: Total serviced portfolio. Fair market value (FMV) represents appraised value before original listing. Contract price represents negotiated sales price
Average contract price ($ in 000’s)
% discount FMV to contract price
Average days on market
REO sales volume (units in 000’s)

2,000
4,000
6,000
8,000
10,000
12,000
14,000
4Q08 1Q09 2Q09 3Q09
Loss mitigation efforts
12.5 million calls from customers seeking
foreclosure prevention assistance vs. 6.8
million - up 84%
4 million outbound loss mitigation and
collection calls vs. 400K
1.5 million loan modification packages
downloaded online through 3Q09
3.4 million website hits on loan
modification website
280K trial modifications offered through
10/24/09

Staffing of default services (FTE)
3Q09 YTD results vs. 3Q08 YTD

Program
HAMP Chase Total
Yet to be decisioned  98,344
Total offered 178,006 101,790 279,796
% with payment decrease 96% 83% 94%
% of total with 1+ payment received 78% 74% 77%
% of total with 3+ payments received 52% 50% 51%
Trial modification results to date (total serviced)
If payments are made on time and all documents are submitted, customers are underwritten and either approved or declined for a permanent modification
To date, 26% of customers who have made 3+ payments have also submitted all of the required documents
Collecting documents from customers continues to be a challenge
Note: All percentages based on units, not dollars

Program to date (as of 10/24/09)

2009 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

JPMORGAN CHASE & CO.

Agenda Page 21 WaMu / Branch Banking Update 21 Financial Performance 1 Credit Update 3 Foreclosure/REO 10

WAMU / BRANCH BANKING UPDATE

JPMorgan Chase & Co.

WaMu conversions
Rebranding and 3 successful conversions
April 1 – California rebrand
May – Washington, Oregon, Idaho & Utah
July – Florida, Georgia, New York, New Jersey, Connecticut, Texas & Illinois
October – California, Arizona, Nevada & Colorado
Branches
ATMs
Rebranding
Products
Deposit systems
Teller/Banker systems
Loan origination and servicing systems
Technology
Data centers
33,000 signs
Over 670 technology conversions
900 “occasio” style interior retrofit
12 million deposit accounts
1,000 other interior retrofit
5 million mortgages
Consolidated 402 branches
12 million debit cards
Size
Added 155 ATMs

Conversion activities

WAMU / BRANCH BANKING UPDATE

EMBARCADERO
CHASE

NEW TO
LOS ANGELES,
BUT NOT TO
BANKING.
CHASE

CHASE
SUN, SAND, SURF,
AND HELPFUL BANKING.

CHASE

WELCOME TO CALIFORNIA'S
BRAND NEW 200-YEAR-OLD BANK.
CHASE
California's new bank.
Over 700 branches
and 2000 ATMs
in California.
Find a location

CALIFORNIA'S
BRAND NEW
200-YEAR-OLD
BANK.
CHASE

JPMorgan Chase & Co.

California 2009 rebrand recap… TV: PRINT: OUT OF HOME: ONLINE: CA heavily supported across all media channels during 2009 Rebrand period - achieving notable awareness growth 23

WAMU / BRANCH BANKING UPDATE

JPMorgan Chase & Co.

California 2009 rebrand recap
California rebranding has significantly improved awareness of Chase as a financial institution and checking account provider
In heritage Chase branch footprint, unaided brand awareness is 41% as a financial institution and 60% as a checking account provider
23%
42%
18%
53%
Feb-09 Jun-09
As a Financial Institution As a Bank with Checking Accounts

Pre vs. Post rebrand – Chase unaided awareness in California

WAMU / BRANCH BANKING UPDATE

JPMorgan Chase & Co.

$60
$80
$100
$120
$140
3Q08 4Q08 1Q09 2Q09 3Q09
WaMu balances since September 25, 2008
$5
$15
$25
$35
$45
$55
$65
$75
$85
3Q08 4Q08 1Q09 2Q09 3Q09
Retaining 46% of CD maturities in deposit or investment products
Mix shift is improving overall deposit margin
Savings & Checking Time High Rate Time Low Rate

CDs & Total Savings/Checking balance trend ($ in billions)
Total deposits trend ($ in billions)

WAMU / BRANCH BANKING UPDATE

JPMORGAN CHASE & CO.

WaMu update
Roll out branch P&L in 2010
Common compensation plans
Managers
Assistant Managers
Bankers
Common mystery shop
Common control reviews
Continue high marketing spend in key states
Complete Deposit Friendly ATM roll-out
Sales force additions
Personal Bankers – 1,000+ in 2009 and 750 in 2010
Small Business Bankers – 125 in 2010
Investment Sales Specialists – 100 in 2010
Loan Officers – 200 in 2010

1

WAMU / BRANCH BANKING UPDATE

JPMORGAN CHASE & CO.

How is a WaMu customer different than Chase?
1 Reflects balances for only households that have investment balances
Notes: Households must own deposit product w/ heritage bank to be included. Households with products at both banks are split by heritage products. Data as of September 30, 2009
Opportunity to increase penetration to existing WaMu customer base
and
Opportunity to attract a more affluent customer base
27
Household comparison – heritage Chase vs. heritage WaMu
Chase WaMu Chase WaMu
Households 9.8mm 9.7mm
Balances ($ in 000’s) Product Ownership
Average Deposits $15.7 $9.3 Credit Card 49% 16%
$73.4 $39.4 Mortgage 7% 5%
Home Equity 7% 5%
Investments 9% 3%
Activity
Direct Deposit 62% 45%
Bill Pay 19% 9%
Average Investments

WAMU / BRANCH BANKING UPDATE

JPMORGAN CHASE & CO.

NSF/OD changes
Next year, Chase will...
Eliminate overdrafts on debit card transactions unless the customer “opts in”
Customers may decide whether to participate or not
Those that do not will have debit card transactions declined and will not incur a fee
Post debit card, ATM and teller transactions in the order in which they occur
Debit activity will post more in line with how our customers transact
As a result, available balance and overdraft fees will be clearer
Eliminate overdraft fees when overdrawn by less than $5
Small balance mistakes made by customers will not incur a fee
Reduce the number of overdraft fees per day from 6 to 3
Max of 3 overdraft fees per day - we may honor additional items as a convenience
Expected financial impact is ($500mm) +/- after-tax

WAMU / BRANCH BANKING UPDATE

JPMorgan Chase & Co.

Strength of the combined franchise
Great coast to coast franchise
5,126 branches and 15,038 ATMs as of 3Q09
Top deposit shares in:
#1 New York
#1 Chicago
#1 Phoenix
#1 Dallas/Ft. Worth
Footprint covers:
Tri-state
Midwest
California
Complete JPMorgan Chase product set with continuous innovation
Great brand and strength of the Firm — a competitive advantage
Management team with proven ability to execute mergers, conversions, and growth
#2 Seattle
#3 Los Angeles
#3 Miami
Northwest
Florida
Southwest

WAMU / BRANCH BANKING UPDATE

JPMORGAN CHASE & CO.

Forward-looking statements
Forward looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of
JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause JPMorgan
Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and its Annual Report on Form 10-K for the year ended December 31, 2008, each of which has been
filed
with the Securities
and
Exchange Commission
and
is available on JPMorgan
Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website
(www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
30